UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                              ________________

                                  FORM 8-A

             FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                  PURSUANT TO SECTION 12(B) OR (G) OF THE
                      SECURITIES EXCHANGE ACT OF 1934
                              ________________
                        BLACKRIDGE INVESTMENT CORP.
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                MARYLAND                               20-0990532
(STATE OF INCORPORATION OR ORGANIZATION)  (I.R.S. EMPLOYER IDENTIFICATION NO.)

     345 PARK AVENUE, NEW YORK, NY                        10154
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

                              ________________

   If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]


   If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [x]


                              ________________


    SECURITIES ACT REGISTRATION FILE NUMBER TO WHICH THIS FORM RELATES:


                             NOT YET ASSIGNED.


     SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:


                                   NONE.


     SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:


                 COMMON STOCK, $0.001 PAR VALUE PER SHARE.
                              (TITLE OF CLASS)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.


A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of our capital stock," of the Prospectus included in the Registrant's Registration Statement filed with the Securities and Exchange Commission on April 14, 2004 and is incorporated herein by reference, and the description contained under such caption included in the form of final prospectus subsequently filed by the Registrant pursuant to Rule 497 under the Securities Act of 1933, as amended, which form of final prospectus is also incorporated by reference herein.

ITEM 2. EXHIBITS

EXHIBIT NUMBER       DESCRIPTION
--------------       -----------
     a.              Amended Articles of Incorporation**
     b.              Bylaws*
     c.              Form of Share Certificate*

--------------------------------------
*   To be filed by amendment.
** Incorporated herein by reference to the identically numbered exhibit to the Registrant's initial Registration Statement on Form N-2, filed on April 14, 2004.

                                 SIGNATURE


Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                         BLACKRIDGE INVESTMENT CORP.
                                         By:    /s/ Howard Gellis
                                                ------------------------
                                         Name:  Howard Gellis
                                         Title: President

                               EXHIBIT INDEX


EXHIBIT NUMBER  DESCRIPTION
      a.        Amended Articles of Incorporation*

--------------------------------------

* Incorporated herein by reference to the identically numbered exhibit to the Registrant's initial Registration Statement on Form N-2, filed on April 14, 2004.